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FOWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Certain statements contained in this Presentation constitute forward-looking statements as such term is deﬁ ned in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, ﬁ nancial condition and business may diff er materially from those expressed in these forward-looking statements. You can ﬁ nd many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this Presentation. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict; these factors include, among others, appropriate project and corporate-level cap rates, the Company's ability to (i) complete its development, redevelopment and anchor repositioning projects, (ii) achieve the estimated unleveraged returns for such projects, and (iii) pursue, ﬁ nance and complete acquisition opportunities. For further discussion of factors that could materially aff ect the outcome of our forward- looking statements, see “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2017 and our other ﬁ lings with the U.S. Securities and Exchange Commission ("SEC") which are available on our website at http://investors.uedge.com/quarterlyresults. This presentation also contains non-GAAP ﬁ nancial measures, including but not limited to Funds from Operations ("FFO"), FFO as Adjusted, Cash NOI, Same Property Cash NOI and Adjusted EBITDA. Reconciliations of these non-GAAP ﬁ nancial measures to the most directly comparable GAAP measures can be found in our quarterly supplemental disclosure package and in our other ﬁ lings with the SEC which are available on our website at http://investors.uedge.com/quarterlyresults. 2

HOW ARE WE DIFFERENT? 1. Our real estate is concentrated in the NY metropolitan area • 51 properties valued at $3.3 billion represent ~ 80% of our total assets(1) • Impossible to replicate as comparable assets rarely trade • Highest population density in the country • Anchored by high-volume, value and necessity retailers - Average supermarket generates $764 PSF in sales(2) - Top tenants: Home Depot, Walmart, TJX, Best Buy, Lowe's and Ahold Delhaize(3) • Older, historically under-managed portfolio with high land values 2. Signiﬁ cant growth is expected from redeveloping existing assets • Completed thirteen projects since spin, creating ~ $150 million of value(1) • ~ $300 million of active and pipeline projects expected to generate an 8% return • $500+ million of future projects 3. Acquisitions will provide additional growth • Acquired ~$500 million of shopping centers in early 2017, predominately in the NY metropolitan area • FFO & NAV accretive with embedded redevelopment opportunities 4. Strong, liquid balance sheet positions us for opportunistic growth • Net debt to total market capitalization of 26%(4) • Cash balance of $530 million(5) • No corporate debt; only non-recourse mortgages 5. We have a proven track record and highly motivated board and management team. Since the date of our spin: • Stock has outperformed the peer group by 1,900 basis points (-3% vs. -22%)(6) • Increased FFO from $1.21/share in 2015 to $1.34/share in 2017 • Same property cash NOI increased annually by 4.2% (4) 6. We are well prepared for market disruptions due to our acquisition, redevelopment, leasing and ﬁ nancial expertise (1) Based upon management estimates as of March 31, 2018 (2) Based on the 11 reporting supermarkets with at least one full year of operations as of March, 2018 (3) Based on annualized base rent as of March 31, 2018 (4) Based on results as of March 31, 2018 (5) Based on pro forma as of March 31, 2018 including proceeds from MacArthur Commons sale on April 26, 2018 3 (6) Based on total return from January 15, 2015 through May 22, 2018

PORTFOLIO CONCENTRATED IN DC TO BOSTON CORRIDOR • 75 of the Company’s 88(1) properties representing ~ 91% of value are situated in the DC to Boston corridor • Most densely populated region in the US • Population of 50 million • 931 people per square mile, over 10x the US average (1) As of May 1, 2018 4

NEW YORK METRO: 51 PROPERTIES, 80% OF TOTAL VALUE • New York metro area represents ~ 80% of value • 51 properties • 10.8 million SF 5

COMPLETED 13 PROJECTS SINCE SPIN CREATING $150 MILLION OF VALUE [1]


RANCH MARKET

Hackensack Commons, Hackensack, NJ
Replaced former Pathmark with 99 Ranch Market
$33M value creation



East Hanover Warehouses, East Hanover, NJ
Complete renovation; increased occupancy from 45% to 100%
$28M value creation


THE HOME DEPOT

Freeport Commons, Freeport, NY
Home Depot expanded into former Cablevision
$17M value creation


ANTHROPOLOGIE & CO.

Walnut Creek, CA
Anthropologie replaced Barnes & Noble
$15M value creation


petco

West End Commons, North Plainfield, NJ
Expanded center by 33k sf; added La-Z-Boy, Petco and DaVita Dialysis
$14M value creation


Burlington

Garfield Commons, Garfield, NJ
Expanded center by 84k sf; added Burlington, PetSmart, Ulta, Carter's and America's Best Contacts & Eyeglasses
$10M value creation


ULTA

Goucher Commons, Towson, MD
Ulta, Five Below, Tuesday Morning and Kirkland's replaced Shoppers Food Warehouse
$10M value creation



Hanover Commons, East Hanover, NJ
Saks OFF 5th replaced former Loehmann's
$9M value creation

[1] Invested $70M generating a 17% yield

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CREATING ~$100M OF ADDITIONAL VALUE FROM 21 PROJECTS Expansion & Redevelopment Before After Before After Bruckner Commons, Bronx, NY Bergen Town Center, Paramus, NJ Anchor Repositioning Before After Before After Goucher Commons, Towson, MD Briarcliff Commons, Morris Plains, NJ Outparcel Development/Redevelopment Before After Before After 7 Mt. Kisco Commons, Mt. Kisco, NY Marlton Commons, Marlton, NJ

REDEVELOPMENT PROJECTS

Dollars in thousands

Property	Est. Gross Cost[1]	Est. Yield[1]	Value Creation[2]	Target Stabilization[1]	Project Description
Bergen Town Center	$84,200	8%	$43,200	2018-2020	Adding Best Buy, a national discounter and 4 restaurants
Yonkers Gateway	14,000	12%	16,600	2019	Replacing vacant 50k sf former Pathmark with national discounters
Bruckner Commons	67,300	6%	11,100	2Q19	Renovating and remerchandising; adding ShopRite and Burlington
Outlets at Montehiedra	28,200	12%	8,900	4Q18/2021	Converted to value/outlet hybrid mall and adding ~ 20k sf
Tonnelle Commons	12,800	8%	6,000	4Q21	Developing ~ 100k sf self-storage facility operated by CubeSmart
Plaza at Cherry Hill	24,400	7%	5,000	2020	Renovating center and re-tenanting ~ 105k sf
Plaza at Woodbridge	5,100	11%	3,900	2021	Developing ~ 60k sf self-storage facility in unused basement space
Kearny Commons	7,600	9%	3,700	2019	Expanding by ~ 20k sf and adding new Starbucks outparcel
Garfield Commons	5,500	9%	3,400	4Q19	Constructing ~ 18k sf adjacent to Walmart
Marlton Commons	3,100	10%	2,600	2Q18	Constructed new outparcel buildings for Shake Shack/honeygrow
Hubbards Commons	3,700	10%	1,900	2019	Adding ~ 10k sf of shops
Woodbridge Commons	2,500	10%	1,700	2019	Redeveloping existing vacant building or converting site to pads
Huntington Commons	3,300	9%	1,500	4Q19	Converting ~ 11k sf of basement into street-front retail space
Lawnside Commons	2,100	9%	900	3Q18	Adding 6k sf building on excess land
Cherry Hill Commons	900	13%	800	4Q18	Developing outparcel approved for ~ 3k sf
Mt. Kisco Commons	1,600	7%	500	2019	Converting former Applebee's into two quick service restaurants
Gun Hill Commons	1,000	8%	600	2019	Expanding Aldi supermarket
Rockaway River Commons	800	7%	200	1Q19	Second phase of ShopRite expansion
Governors Commons	1,700	9%	(100)	4Q18	Developing restaurant pad for Bubba's 33
Goucher Commons	10,700	0%	(9,800)	4Q18/2019	Replacing weak tenants with Sprouts and national discounters
Briarcliff Commons	15,300	2%	(9,800)	4Q19	Replacing vacant anchor and repositioning center; adding new pad
Total Redevelopment	**$295,800**	**8%**	**$92,800**		

[1] As of March 31, 2018. Estimated Gross Cost, Estimated Yield and Target Stabilization are subject to change resulting from uncertainties inherent in the development process and not wholly under the Company's control
[2] Estimates the impact on net asset value by dividing the incremental NOI from the projects by management's estimated capitalization rate to apply upon completion of the project and subtracting all project costs necessary to achieve the projected NOI; as such is subject to change resulting from uncertainties inherent in the development process and not wholly under the Company's control

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FUTURE REDEVELOPMENT PROJECTS - $500M+ OF POTENTIAL INVESTMENT Bruckner Commons, Bronx, NY Yonkers Gateway, Yonkers, NY Hudson Mall, Jersey City, NJ Huntington Commons, Huntington, NY Brunswick Commons, East Brunswick, NJ Manalapan Commons, Manalapan, NJ 9 The Plaza at Woodbridge, Woodbridge, NJ The Plaza at Cherry Hill, Cherry Hill, NJ Hazlet, NJ 9

BALANCE SHEET: SIGNIFICANT LIQUIDITY & WELL-LADDERED MATURITIES Key Leverage Metrics(1) Liquidity(1) Development Commitments(1) Remaining to be funded Net Debt Cash Position(2) $528M to Adjusted EBITDA 4.8x Active Projects $100M Line of Credit Capacity $600M Adjusted EBITDA to Pipeline Projects $90M Total Liquidity $1.1B Fixed Charges 3.6x Total $190M Net Debt to Total Total Liquidity as % of EV 25% Market Capitalization 26% Unencumbered Asset Value(3) $1.5B Weighted Average Term to Maturity 7.4 years Maturity Proﬁ le(1) (balloon payments only, $ in millions)(4) $600 $500 No debt maturities Weighted avg. term to maturity: 7.4 yrs. within next 3 years Weighted avg. cost of debt: 4.0%(4) $400 $329 $300 $261 $259 $199 $200 $116 $115 $100 $89 $72 $23 $0 $0 $0 $0 $0 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter Weighted 4.2% 4.2% 4.1% Avg. rate 4.7% 3.4% 3.7% 4.1% 4.1% 3.9% at maturity (4) (1) Based on reported information as of March 31, 2018 (2) Based on pro forma as of March 31, 2018 including proceeds from MacArthur Commons sale on April 26, 2018 (3) Unencumbered asset value based upon management estimates as of March 31, 2018 (4) Variable rate debt reﬂ ect rate in eff ect as of March 31, 2018 10

BOARD AND MANAGEMENT TEAM

BOARD OF TRUSTEES

TRUSTEE	BACKGROUND
Jeffrey Olson	*Chairman and CEO, Urban Edge Properties*
Steven Roth	*Chairman and CEO, Vornado Realty Trust*
Michael Gould	*Former Chairman and CEO, Bloomingdale's*
Steven Grapstein	*Former Chairman, Tesoro Corporation* *Former Chairman, Armani Exchange*
Steven Guttman	*Founder and Principal, Storage Deluxe* *Former Chairman and CEO, Federal Realty*
Amy Lane	*Director, The TJX Companies Inc.* *GNC Holdings, Inc. and NextEra Energy*
Kevin O'Shea	*CFO, AvalonBay Communities*

MANAGEMENT TEAM

NAME	BACKGROUND
Jeffrey Olson *Chairman and CEO*	*CEO of Equity One (2006-2014)*
Robert Minutoli *EVP - Chief Operating Officer*	*EVP - Retail at Vornado Realty Trust (2009-2015)*
Mark Langer *EVP - Chief Financial Officer*	*CFO & CAO of Equity One (2009-2015)*
Herbert Eilberg *Chief Investment Officer*	*SVP Acquisitions at Acadia Realty (2011-2015)*
Michael Zucker *EVP - Leasing*	*SVP Leasing at Vornado Realty Trust (2004-2015)*
Bernie Schachter *EVP - Asset Management*	*SVP Real Estate at Staples (2003-2016)*
Robert Milton *EVP - General Counsel*	*General Counsel at CIFC Corp. (2008-2015)*
Jennifer Holmes *Chief Accounting Officer*	*Senior Manager at Deloitte & Touche (2010-2014)*

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RESULTS SINCE SPIN

	2015	2016	2017	1Q18	
FFO as Adjusted per share	$1.21	$1.27	$1.34	$0.33	
Dividend per share	0.80	0.82	0.88	0.22	
Same property cash NOI growth	4.1%	4.1%	4.7%	2.4%	
Same property cash NOI growth w/redev	4.0%	3.6%	5.4%	2.7%	
Same property occupancy	97.2%	98.0%	98.3%	98.2%	
Cash leasing spreads	9%	12%	6%	7%	
Annualized base rent PSF retail	$16.64	$17.07	$17.38	$17.41	
Active development projects	$123M	$186M	$196M	$206M	
Completed development projects (cost)	$0M	$6M	$54M	$13M	
Net value creation - completed projects(1)	$0M	$17M	$103M	$30M	
Acquisitions	$30M	$3M	$452M	$4M	
Dispositions	$0M	$22M	$5M	$12M	(2)
Equity issuance	$0M	$9M	$519M	$0M	
Net debt to total capitalization	29%	26%	22%	26%	
Net debt to adjusted EBITDA	5.7x	5.5x	4.6x	4.8x	
Cash	$178M	$140M	$501M	$528M	(3)
LOC availability	$500M	$500M	$600M	$600M	

(1) Estimates the impact on net asset value by dividing the incremental NOI from the projects by management's estimated capitalization rate to apply upon completion of the project and subtracting all project costs necessary to achieve the projected NOI
(2) Completed foreclosure of Englewood in February 2018
(3) Based on pro forma as of March 31, 2018 including proceeds from sale of MacArthur Commons April 26, 2018

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POSITIONED FOR GROWTH IN A CHANGING RETAIL ENVIRONMENT 1. Redevelop, renovate and remerchandise existing assets • ~ $300 million active and pipeline projects at an 8% return • $500 million+ of future projects • Retenant nine Toys "R" Us boxes(1) 2. Recapture below market leases • Completed early buyouts, expansions and renewals creating ~$40 million of value including converting Barnes & Noble to Anthropologie in Walnut Creek; expanding Home Depot in Freeport; and re-tenanting hhgregg with an organic grocer and converting Shoppers Food Warehouse to Ulta, Five Below, Kirkland's and Tuesday Morning at Towson • Attempting to recapture selected stores from Kmart and Toys "R" Us 3. Investing in complementary uses including industrial, storage and residential within existing properties • Invested $22 million with 13% return in 1 million square foot industrial redevelopment at East Hanover • Initiating two self-storage projects at existing centers costing $18 million and expected to generate 9% returns – North Bergen and Woodbridge; evaluating other properties including Lodi, Yonkers, and Jersey City • Evaluating residential opportunities throughout portfolio – Bruckner, Jersey City, Walnut Creek, Manalapan, Millburn, Montclair, Woodbridge and Hazlet • Evaluating potential offi ce and hotel uses at select properties 4. Acquire well-located, metro NY retail properties in need of repositioning • Targeting properties and land adjacent to existing centers • Some owners of retail real estate have neither the expertise nor the capital to achieve highest and best use (1) We are currently negotiating letters of intent at eight of the nine properties. Two locations have leases that are a fraction of market rent that we hope to recapture. We expect the remaining seven spaces will be released at rents comparable to the in-place rents, but we will likely incur capital costs and downtime to backﬁ ll the spaces with better retailers 13

APPENDIX

BERGEN TOWN CENTER PARAMUS, NJ Project Description ProjectExpanding andDescription remerchandising Bergen Town Center, our largest property and one of the Value Creation most productive outlet/value-oriented centers in the country; expanding food off erings EstimatedIncremental Gr NOIoss Cost $84.2M$ and adding new space. Adding Burlington to the main mall (under construction) and 15k sf EstimatedEstimated YieldCap Rate % 8% adjacent to REI (Kirkland's open; balance LOI); new Best Buy open; adding 4 restaurants Est.Incremental Value Creation Value $43.2M$ including Cava Grill (open), Ruth's Chris (under construction) and a fast casual restaurant (in lease); replacing dressbarn with Land's End; relocating Children's Place and replacing TargetCost Stabilization 2Q18-2Q19$ Estimatedwith Express; Stabilization upgraded Year: west 2Q17 deck (complete) and replacing east deck (under construction). Value Creation $ 15

YONKERS GATEWAY YONKERS, NY



Project Description

In lease for 100% of former Pathmark (under construction).

Estimated Gross Cost	$14.0M
Estimated Yield	12%
Est. Value Creation	$16.6M
Target Stabilization	2019

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BRUCKNER COMMONS BRONX, NY Project Description Completely renovating and releasing three buildings comprising approximately Estimated Gross Cost $67.3M 79k sf of retail, 25k sf of offi ce and a 30k sf supermarket; ShopRite and Estimated Yield 6% Burlington opening summer of 2018; T-Mobile and Boston Market open; 63k sf Est. Value Creation $11.1M of shop/offi ce space leased. Target Stabilization 2Q19 17

OUTLETS AT MONTEHIEDRA SAN JUAN, PR Project Description Completely renovated enclosed regional mall built in 1994 and converted it into a Estimated Gross Cost $28.2M hybrid off ering outlets, off -price, entertainment and food uses; 57% of the total 117k Estimated Yield 12% sf of new leasing is complete; Caribbean Cinemas renovated and open with new Est. Value Creation $8.9M IMAX and 4DX; Nike, Polo Ralph Lauren Factory Store, Gap, Puma and Skechers open; marketing outparcel with 20k +/- sf of development potential. Target Stabilization 4Q18 Outparcel 2021 18

TONNELLE COMMONS NORTH BERGEN, NJ Project Description Value Creation ~ 102k sf self-storage facility under construction on an underutilized EstimatedIncremental Gr NOIoss Cost $12.8M$ portion of the parking lot. EstimatedEstimated YieldCap Rate % 8% Est.Incremental Value Creation Value $$6.0M TargetCost Stabilization $ 4Q21 Estimated Stabilization Year: 2Q17 Value Creation $ 19

THE PLAZA AT CHERRY HILL CHERRY HILL, NJ Project Description Value Creation Renovating center to maximize leasability (in design). EstimatedIncremental Gr NOIoss Cost $24.4M$ EstimatedEstimated YieldCap Rate % 7% Est.Incremental Value Creation Value $$5.0M TargetCost Stabilization $ 2020 Estimated Stabilization Year: 2Q17 Value Creation $ 20

THE PLAZA AT WOODBRIDGE WOODBRIDGE, NJ Project Description Value Creation Constructing ~ 60k sf self-storage facility in unused basement space. EstimatedIncremental Gr NOIoss Cost $$5.1M EstimatedEstimated YieldCap Rate % 11% Est.Incremental Value Creation Value $$3.9M TargetCost Stabilization $ 2021 Estimated Stabilization Year: 2Q17 Value Creation $ 21

KEARNY COMMONS KEARNY, NJ Project Description Value Creation Expanding center by 20k +/- sf (50% leased to Ulta) and an outparcel for EstimatedIncremental Gr NOIoss Cost $$7.6M Starbucks (executed). EstimatedEstimated YieldCap Rate % 9% Est.Incremental Value Creation Value $$3.7M TargetCost Stabilization $ 2019 Estimated Stabilization Year: 2Q17 Value Creation $ 22

GARFIELD COMMONS GARFIELD, NJ Project Description Value Creation Adding 18k sf of shop space adjacent to Walmart (50% in lease). EstimatedIncremental Gr NOIoss Cost $$5.5M EstimatedEstimated YieldCap Rate % 9% Est.Incremental Value Creation Value $$3.4M TargetCost Stabilization $ 4Q19 Estimated Stabilization Year: 2Q17 Value Creation $ 232323

MARLTON COMMONS MARLTON, NJ Project Description Value Creation Constructed new buildings for Shake Shack and honeygrow (opened 1Q18). EstimatedIncremental Gr NOIoss Cost $$3.1M EstimatedEstimated YieldCap Rate %10% Est.Incremental Value Creation Value $$2.6M TargetCost Stabilization $ 2Q18 Estimated Stabilization Year: 2Q17 Value Creation $ 24

HUBBARDS COMMONS WEST BABYLON, NY Project Description Value Creation Adding 10k sf building on adjacent parcel (20% LOI). EstimatedIncremental Gr NOIoss Cost $$3.7M EstimatedEstimated YieldCap Rate % 10% Est.Incremental Value Creation Value $$1.9M TargetCost Stabilization $ 2019 Estimated Stabilization Year: 2Q17 Value Creation $ 25

WOODBRIDGE COMMONS WOODBRIDGE, NJ Project Description Value Creation Redeveloping former Syms building (~ 36k sf) with a furniture operator. EstimatedIncremental Gr NOIoss Cost $$2.5M EstimatedEstimated YieldCap Rate % 10% Est.Incremental Value Creation Value $$1.7M TargetCost Stabilization $ 2019 Estimated Stabilization Year: 2Q17 Value Creation $ 26

HUNTINGTON COMMONS HUNTINGTON, NY Project Description Value Creation Converting an 11k sf, unusable basement into commercial space fronting Route 110 EstimatedIncremental Gr NOIoss Cost $$3.3M (under construction). EstimatedEstimated YieldCap Rate % 9% Est.Incremental Value Creation Value $$1.5M TargetCost Stabilization $ 4Q19 Estimated Stabilization Year: 2Q17 Value Creation $ 27

LAWNSIDE COMMONS LAWNSIDE, NJ Project Description Value Creation Adding ~ 6k sf of shop space; delivered to T-Mobile and Mattress Firm EstimatedIncremental Gr NOIoss Cost $$2.1M (opening 2Q18). EstimatedEstimated YieldCap Rate % 9% Est.Incremental Value Creation Value $$0.9M TargetCost Stabilization $ 3Q18 Estimated Stabilization Year: 2Q17 Value Creation $ 28

CHERRY HILL COMMONS CHERRY HILL, NJ



Project Description

Panda Express under construction.

Estimated Gross Cost	$0.9M
Estimated Yield	13%
Est. Value Creation	$0.8M
Target Stabilization	4Q18

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MT. KISCO COMMONS MOUNT KISCO, NY Estimated Cost Gross Cost $46.7M Target Stabilization 2Q19 Project Description Value Creation Reconﬁ guring existing Applebee’s into two quick serve restaurants (LOI for EstimatedIncremental Gr NOIoss Cost $$1.6M 100% of space). EstimatedEstimated YieldCap Rate % 7% Est.Incremental Value Creation Value $$0.5M TargetCost Stabilization $ 2019 Estimated Stabilization Year: 2Q17 Value Creation $ 30

GUN HILL COMMONS BRONX, NY



Project Description

Expanding Aldi by ~ 4k sf.

Estimated Gross Cost	$1.0M
Estimated Yield	8%
Est. Value Creation	$0.6M
Target Stabilization	2019

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ROCKAWAY RIVER COMMONS ROCKAWAY, NJ Project Description ShopRite to expand by ~ 6k sf at its expense (under construction). Estimated Gross Cost $0.8M Estimated Yield 7% Est. Value Creation $0.2M Target Stabilization 1Q19 32

GOVERNORS COMMONS GLEN BURNIE, MD Project Description Bubba’s 33, new restaurant concept from Texas Roadhouse, under construction. Estimated Gross Cost $1.7M Estimated Yield 9% Est. Value Creation ($0.1M) Target Stabilization 4Q18 33

GOUCHER COMMONS TOWSON, MD Project Description Value Creation Sprouts replacing former hhgregg space (under construction for 3Q18 opening); EstimatedIncremental Gr NOIoss Cost $ $10.7M retenanting Golf Galaxy and Staples (LOI for 73% of space). EstimatedEstimated YieldCap Rate % 0% Est.Incremental Value Creation Value $ ($9.8M) TargetCost Stabilization 4Q18/2019$ Estimated Stabilization Year: 2Q17 Value Creation $ 34

BRIARCLIFF COMMONS MORRIS PLAINS, NJ Project Description Value Creation Renovating, reconﬁ guring and remerchandising; replacing vacant grocer; EstimatedIncremental Gr NOIoss Cost $$15.3M adding fast casual restaurant. EstimatedEstimated YieldCap Rate % 2% Est.Incremental Value Creation Value ($9.8M)$ TargetCost Stabilization $ 4Q19 Estimated Stabilization Year: 2Q17 Value Creation $ 35